UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2006

QSGI INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

70 Lake Drive, Hightstown, NJ 08520 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (609) 426-4666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 42.5 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13c-4© under the Exchange Act

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosures will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued listing Rule or Standard; Transfer of Listing

(a)
On November 29, 2006, Registrant commenced trading its shares of common stock, $.01 par value, on the OTC Bulletin Board under the trading symbol QSGI. The Registrant voluntarily withdrew its listing of its common stock from NYSE Arca, Inc., formerly the Pacific Exchange. Text of the press release dated November 29, 2006, titled “QSGI to Trade on the OTC under Ticker QSGI." Text of a press release issued by the Registrant dated November 29, 2006 is furnished as Exhibit 99.1.

(b)	The following exhibits are being filed or furnished with this report:

Exhibit 99.1	a. Text of a press release issued by the Registrant dated November 29, 2006, titled “QSGI to Trade on the OTC under Ticker QSGI."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC.

Date: November 30, 2006	By:	/S/ Edward L. Cummings
Edward L. Cummings
Chief Financial Officer and Treasurer